                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Energy West, Incorporated
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check  box  if any part of the fee is offset as provided  by  Exchange  Act
     Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous filing by  registration  statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

ENERGY WEST TO HOST TOWN MEETING ON MONDAY NOVEMBER 3

GREAT FALLS, Mont., November 3, 2003/PRNewswire-First Call/--ENERGY WEST,
INCORPORATED (NASDAQ EWST-News) today announced that it will host a town meeting at 7 p.m. Monday, November 3, 2003 in the Gibson Room at the Civic Center in
Great Falls, Montana to answer shareholder and customer questions. Topics to be discussed include the Annual Meeting of Shareholders to be held at 9:00 a.m., local time, Wednesday, November 12, 2003 in the Missouri Room of the Great Falls
Civic Center.

================================================================================

For additional information or clarification, please contact: JoAnn S. Hogan,
Financial Communications, 1-406-791-7555, jshogan@ewst.com of Energy West,
Incorporated.

Our toll-free number is 1-800-570-5688.  Our web address is www.energywest.com

Our address is P.O. Box 2229, Great Falls MT 59403-2229